Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 30, 2021 (this “First Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”), the Loan Guarantors party hereto, the Tranche B-3 Term Lenders, the Lenders party hereto as Continuing Dollar Term Lenders (as defined below), the Lenders party hereto as Continuing Euro Term Lenders (as defined below) , UBS AG, Stamford Branch (“UBS”), as “2021 Incremental Euro Term Loan Lender” (in such capacity, the “2021 Incremental Euro Term Loan Lender”) and as “Refinancing Euro Term Lender” (in such capacity, the “Refinancing Euro Term Lender”), and Bank of America, N.A. (“Bank of America”), as “Refinancing Dollar Term Lender” (in such capacity, the “Refinancing Dollar Term Lender” and together with the Refinancing Euro Term Lender, the “Refinancing Term Lenders”), and as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the Continuing Term Lenders, the 2021 Incremental Euro Term Loan Lender, the Refinancing Term Lenders, the Tranche B-3 Term Lenders and the Administrative Agent, as applicable, have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower Representative has requested that (i) the outstanding Tranche B-1 Term Loans as of the date hereof be refinanced with a new term facility in accordance with the applicable provisions of the Existing Credit Agreement (including Sections 1.09 and 9.02(c)(i) thereof) consisting of (A) 2021 Refinancing Dollar Term Loans (as defined below) and (B) Continued Dollar Term Loans (as defined below) as provided herein and in the Amended Credit Agreement, (ii) the outstanding Tranche B-2 Term Loans as of the date hereof be refinanced with a new term facility in accordance with the applicable provisions of the Existing Credit Agreement (including Sections 1.09 and 9.02(c)(i) thereof) consisting of (A) Refinancing Euro Term Loans (as defined below) and (B) Continued Euro Term Loans (as defined below) as provided herein and in the Amended Credit Agreement and (iii) the definition of “Applicable Rate” with respect to the outstanding Tranche B-3 Term Loans as of the date here of be amended as set forth herein and in the Amended Credit Agreement;

WHEREAS, (i) Bank of America, in its capacity as Refinancing Dollar Term Loan Lender, has committed (the amount of such commitment, the “2021 Refinancing Dollar Term Loan Commitment”), subject to the terms and conditions hereinafter set forth, to make a 2021 Refinancing Dollar Term Loan to the applicable Borrower in an aggregate principal amount equal to (a) the aggregate principal amount of Tranche B-1 Term Loans outstanding on the First Amendment Effective Date immediately prior to the consummation of the transactions contemplated hereby minus (b) the outstanding principal amount of the Continued Dollar Term

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Loans provided by the Continuing Dollar Term Lenders, in each case of clauses (a) and (b), after giving effect to any prepayments of the Tranche B-1 Term Loans from the proceeds of the 2021 Incremental Euro Term Loan (as defined below) and (ii) UBS, in its capacity as Refinancing Euro Term Loan Lender, has committed (the amount of such commitment, the “2021 Refinancing Euro Term Loan Commitment” and together with the 2021 Refinancing Dollar Term Loan Commitment, the “2021 Refinancing Term Loan Commitments”), subject to the terms and conditions hereinafter set forth, to make a Refinancing Euro Term Loan to the applicable Borrower in an aggregate principal amount equal to (a) the aggregate principal amount of Tranche B-2 Term Loans outstanding on the First Amendment Effective Date immediately prior to the consummation of the transactions contemplated hereby minus (b) the outstanding principal amount of the Continued Euro Term Loans provided by the Continuing Euro Term Lenders (as defined below);

WHEREAS, (i) each Tranche B-1 Term Lender (each such Tranche B-1 Term Lender, a “Continuing Dollar Term Lender” and the Continuing Dollar Term Lenders, together with the Refinancing Dollar Term Loan Lenders, collectively, the “2021 Repricing Dollar Term Lenders”) that executes and delivers a signature page to a Dollar New Lender Commitment electing the “Cashless Roll” option (A) consents to this First Amendment and (B) continues all of its Tranche B-1 Term Loans outstanding on the First Amendment Effective Date immediately prior to giving effect to the consummation of the transactions contemplated hereby (any such Tranche B-1 Term Loan, an “Applicable Existing Dollar Term Loan” and the amount of its commitment to continue such Existing Dollar Term Loan, a “Continuing Dollar Term Loan Commitment”) as a Continued Dollar Term Loan (as defined below) under the Amended Credit Agreement in accordance with the terms hereof and (ii) each Tranche B-2 Term Lender (each such Tranche B-2 Term Lender, a “Continuing Euro Term Lender”, and the Continuing Euro Term Lenders together with the Continuing Dollar Term Lenders, the “Continuing Term Lenders” and the Continuing Euro Term Lenders, together with the Refinancing Euro Term Lenders, collectively, the “2021 Repricing Euro Term Loan Lenders”, and the 2021 Repricing Euro Term Lenders together with the 2021 Repricing Dollar Term Lenders, collectively, the “2021 Repricing Term Loan Lenders”) that executes and delivers a signature page a Euro New Lender Commitment electing the “Cashless Roll” option (A) consents to this First Amendment and (B) continues all of its Tranche B-2 Term Loans outstanding on the First Amendment Effective Date immediately prior to giving effect to the consummation of the transactions contemplated hereby (any such Tranche B-2 Term Loan, an “Applicable Existing Euro Term Loan” and the amount of its commitment to continue such Existing Euro Term Loan, a “Continuing Euro Term Loan Commitment”) as a Continued Euro Term Loan (as defined below) under the Amended Credit Agreement in accordance with the terms hereof;

WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement, the Borrower Represenative has requested that, immediately after giving effect to the Incremental Euro Term Loan Amendments (as defined below), the 2021 Incremental Euro Term Loan Lender make a term loan (a “2021 Incremental Euro Term Loan”) to the Term Borrowers on the First Amendment Effective Date (as defined below) in an aggregate principal amount of €250,000,000;

WHEREAS, the 2021 Incremental Euro Term Loan Lender hereby commits (the “2021 Incremental Euro Term Loan Commitment”) to provide the percentage of the entire amount of the 2021 Incremental Euro Term Loans set forth opposite its name on Schedule 1 hereto; and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. 2021 Replacement Term Loans.

(a) Subject to the terms and conditions set forth herein, at the First Amendment Effective Date (as defined below), (i) (A) the Refinancing Dollar Term Loan Lender agrees to make a new term loan (a “Refinancing Dollar Term Loan”) to the applicable Borrower in an aggregate original principal amount equal to its 2021 Refinancing Dollar Term Loan Commitment and (B) each Continuing Dollar Term Lender agrees to

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

continue its Applicable Existing Dollar Term Loan at the First Amendment Effective Date as a new term loan (a “Continued Dollar Term Loan” and, together with the Refinancing Dollar Term Loan, the “2021 Repricing Dollar Term Loans”) under the Amended Credit Agreement (prior to giving effect to the Incremental Euro Term Loan Amendments) and (ii) (A) the Refinancing Euro Term Lender agrees to make a new term loan (a “Refinancing Euro Term Loan” and together with the Refinancing Dollar Term Loan, the “Refinancing Term Loans”) to the applicable Borrower in an aggregate original principal amount equal to its 2021 Refinancing Euro Term Loan Commitment and (B) each Continuing Euro Term Lender agrees to continue its Applicable Existing Euro Term Loan at the First Amendment Effective Date as a new term loan (a “Continued Euro Term Loan”, and together with the Continued Dollar Term Loans, the “Continued Term Loans”) and, the Continued Euro Term Loans together with the Refinancing Euro Term Loans, the “2021 Repricing Euro Term Loans”, and the 2021 Repricing Euro Term Loans together with the 2021 Repricing Dollar Term Loans, the “2021 Repricing Term Loans”) under the Amended Credit Agreement (prior to giving effect to the Incremental Euro Term Loan Amendments).

(b) Each Continuing Term Lender and each lender that elects the “Cash Roll Option” on such signature page (each, a “Cash Roll Lender”), by its consent to the First Amendment and election (if applicable) of such option, agrees to waive on behalf of itself its right to request break funding payments under Section 2.16 of the Existing Credit Agreement.

(c) The Refinancing Term Loan Commitments of the Refinancing Term Lenders will terminate upon the making of the Refinancing Term Loans on the First Amendment Effective Date.

SECTION 2. 2021 Incremental Loans.

(a) Subject to the terms and conditions set forth herein, at the First Amendment Effective Date immediately after giving effect to the making of the 2021 Repricing Term Loans and the Incremental Euro Term Loan Amendments, the 2021 Incremental Euro Term Loan Lender agrees to make a new term loan (a “2021 Incremental Euro Term Loan”) to the Term Borrowers in an aggregate original principal amount equal to its 2021 Incremental Euro Term Loan Commitment.

(b) Following the incurrence by the Term Borrowers of the 2021 Incremental Euro Term Loans pursuant to this First Amendment, the 2021 Incremental Euro Term Loans and the 2021 Repricing Euro Term Loans shall constitute a single Class of Loans for all purposes under the Amended Credit Agreement and the other Loan Documents; it being understood that such 2021 Incremental Euro Term Loans shall have the terms applicable to the 2021 Repricing Euro Term Loans set forth in the Amended Credit Agreement.

(c) The 2021 Incremental Euro Term Loan Commitment of each 2021 Incremental Euro Term Loan Lender will terminate upon the making of the 2021 Incremental Euro Term Loans on the First Amendment Effective Date.

SECTION 3. Amendments to Existing Credit Agreement. Subject to the satisfaction of all conditions precedent set forth in Section 4 below, on and after the First Amendment Effective Date, the Existing Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the form of Amended Credit Agreement attached as Annex I hereto; provided that it is understood and agreed that the amendments necessary to establish the 2021 Repricing Term Loans and the changes relating thereto (collectively, the “Repricing Term Loan Amendments”) and the amendments relating to the repricing of the Tranche B-3 Term Loans shall take effect immediately prior to the amendments necessary to establish the 2021 Incremental Euro Term Loans and the changes relating thereto (collectively, the “Incremental Euro Term Loan Amendments”).

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SECTION 4. Conditions.

(a) Conditions to Effectiveness of the Amendments. The effectiveness of the Repricing Term Loan Amendments and the Incremental Euro Term Loan Amendments is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “First Amendment Effective Date”):

(i) this First Amendment shall have been duly executed by each Loan Party, the Administrative Agent, the Tranche B-3 Term Lender, each 2021 Repricing Term Loan Lender and the 2021 Incremental Euro Term Loan Lender (which may include a copy transmitted by facsimile or other electronic method);

(ii) the Administrative Agent (or its counsel) shall have received, on behalf of the Tranche B-3 Term Lender, the 2021 Repricing Term Loan Lenders and the 2021 Incremental Euro Term Loan Lender on the First Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the First Amendment Effective Date and addressed to the Administrative Agent, the Tranche B-3 Term Lender, the 2021 Repricing Term Loan Lenders and the 2021 Incremental Euro Term Loan Lender;

(iii) the Administrative Agent shall have received a certificate of a Responsible Officer of each Borrower (or the Borrower Representative on its respective behalf), dated as of the First Amendment Effective Date, which shall (i) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this First Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (ii) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in Section 4.01(d) of the Existing Credit Agreement;

(iv) the Administrative Agent shall have received (x) an executed Borrowing Request in accordance with Section 2.03 of the Existing Credit Agreement in respect of the 2021 Repricing Term Loans (which may be combined with the Borrowing Request delivered pursuant to clause (y)) and (y) an executed Borrowing Request in accordance with Section 2.03 of the Existing Credit Agreement in respect of the 2021 Incremental Euro Term Loans (which may be combined with the Borrowing Request delivered pursuant to clause (x)); it being understood that the requirement to deliver such Borrowing Requests shall not result in the imposition of any condition precedent that is otherwise expressly set forth herein;

(v) the Administrative Agent shall have received an executed prepayment notice, in accordance with Section 2.11(a) of the Existing Credit Agreement in respect the prepayment or replacement of any Initial Term Loan that is not continued as a Continued Term Loan as contemplated hereby;

(vi) at the First Amendment Effective Date, the Borrower Representative shall have paid to the Administrative Agent, for distribution to each Tranche B-1 Term Lender and each Tranche B-2 Term Lender, all accrued interest owing to such Tranche B-1 Term Lender and each Tranche B-2 Term Lender as of the First Amendment Effective Date;

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(vii) The representations and warranties of Holdings, Intermediate Dutch Holdings, each Borrower and its applicable Restricted Subsidiaries in Section 5 shall be true and correct in all material respects on and as of the First Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(viii) No Default or Event of Default exists, or would result from the making of the 2021 Incremental Euro Term Loans, the Refinancing Term Loans or the application of proceeds therefrom;

(ix) Prior to or substantially concurrently with the funding of the 2021 Incremental Euro Term Loans under the Amended Credit Agreement, the Administrative Agent shall have received all fees and expenses required to be paid by the Borrower Representative pursuant to the Engagement Letter for which invoices have been presented at least three Business Days prior to the First Amendment Effective Date (or such later date to which the Borrower Representative may agree), in each case on or before the First Amendment Effective Date, which amounts may be offset against the proceeds of the 2021 Incremental Euro Term Loan;

(x) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (vii) and (viii) of this Section 4(a); and

(xi) The Administrative Agent shall have received, at the election of the Borrower Representative, either (i) at least three Business Days prior to the First Amendment Effective Date, to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification regarding beneficial ownership in relation to such Borrower or (ii) on the First Amendment Effective Date, a certification to the effect that the information provided in the “beneficial ownership certification” delivered on the Closing Date has not changed, in each case, to the extent that a “beneficial ownership certification” has been reasonably requested by the 2021 Incremental Euro Term Loan Lender in writing at least 10 Business Days in advance of the First Amendment Effective Date.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, each Borrower hereby make the representations and warranties in Article 3 of the Credit Agreement and any other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the First Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 6. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this First Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the First Amendment Effective Date, this First Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this First Amendment.

(d) On and after the First Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this First Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) (A) the Repricing Term Loan Amendments shall, collectively, constitute a “Refinancing Amendment” under and as defined in the Existing Credit Agreement and (B) the Incremental Euro Term Loan Amendments shall, collectively, constitute an “Incremental Facility Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. Amendments; Execution in Counterparts; Severability.

(a) This First Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 2.22 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

SECTION 8. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will serve as Administrative Agent under the Amended Credit Agreement.

SECTION 9. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIRST AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 10. Headings. Section headings in this First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

SECTION 11. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and each such counterpart, taken together, shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement, including, without limitation, the 2021 Repricing Term Loans and the 2021 Incremental Euro Term Loans, (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest on the 2021 Repricing Term Loans and the 2021 Incremental Euro Term Loans and (vi) nothing contained in this First Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

[Remainder of page intentionally left blank.]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Justin Nuccio
Name:	Justin Nuccio
Title:	Director

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Svetlana Vinokur
Name: Svetlana Vinokur—Under powers of attorney from Intermediate Dutch Holdings B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President, Secretary and Chief Legal Officer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER INC.

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President

[Signature Page to First Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur—Under powers of attorney from Indy Dutch Bidco B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SUBSIDIARY GUARANTORS:

NIELSEN CONSUMER, INC.
NIELSEN PRECIMA, LLC.

By:	/s/ Eric Rubenstein
Name:	Eric Rubenstein
Title:	President

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from The Nielsen Company (Europe) SÀRL and Nielsen
Consumer LLC
Title:	Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from TNC Europe B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN SUB HOLDINGS I B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings I B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN SUB HOLDINGS II B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings II B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from AC Nielsen (Nederland) B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN PRECIMA B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from Nielsen Precima B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Taelitha Bonds-Harris
	Name:	Taelitha Bonds-Harris
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as the Refinancing Dollar Term Loan Lender

By:	/s/ Gregory Roetting
	Name:	Gregory Roetting
	Title:	Vice President

UBS AG, STAMFORD BRANCH, as a 2021 Incremental Euro Term Loan Lender and the Refinancing Euro Term Loan Lender

By:	/s/ Dionne Robinson
	Name:	Dionne Robinson
	Title:	Associate Director

BELUGA IMC INV TRUST, as the Tranche B-3 Term Lender, acting by its Trustee, Beluga IMC Trustee Inc.

By:	/s/ Kenton Freitag
	Name:	Kenton Freitag
	Title:	Vice President of Beluga IMC Trustee Inc.

[Signature Page to First Amendment to Credit Agreement]